UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2006
ERICO INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	333-115267	34-0201460

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30575 Bainbridge Road
Suite 300
Solon, Ohio 44139
(440) 349-2630

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
N/A

(Former name or former address, if changed since last report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1 Press Release

Item 2.02. Results of Operations and Financial Condition
     On May 9, 2006, ERICO International Corporation issued a press release regarding its consolidated results of operations, financial condition and cash flows for the quarter ended March 31, 2006. The text of the press release is included as Exhibit 99.1 to this report and is incorporated herein by reference. The information included in the press release is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits
     The following exhibits are being furnished with this Report:
     99.1 Press release dated May 9, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2006	ERICO INTERNATIONAL CORPORATION

	By:	/s/ William A. Fullmer

		Name:	William A. Fullmer
		Title:	Vice President, General Counsel
and Secretary